                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 28, 2004

                        SPARTA COMMERCIAL SERVICES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                       0-9483                  95-3502207
            ------                       ------                  ----------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
incorporation)                                               Identification No.)

               240 West 35th Street, Suite 402, New York, NY 10001
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 239-2666
                                                           --------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange
Act (17 CFR 240.14d-2(d)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.313e-4(c)).

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to the Articles of Incorporation or Bylaws; Change in
Fiscal Year

(a) Certificate of Amendment

On December 28, 2004, the Company filed a Certificate of Designation with the
Secretary of State of the State of Nevada in connection with its 10,000,000 shares are preferred stock, designating 35,850 shares as Series A Redeemable
Preferred Stock.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)      Exhibits

Exhibit Number             Description of Exhibit
--------------             ----------------------
3(i)                       Certificate of Designation

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SPARTA COMMERCIAL SERVICES, INC.

Date:  January 3, 2005
                                            By: /s/ Anthony L. Havens
                                               --------------------------------
                                               Anthony L. Havens, President

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